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                                                                    EXHIBIT 10.7

                         AMENDMENT NO. 1 TO RETAIL STORE
                               LICENSING AGREEMENT

AMENDMENT NO. 1 TO RETAIL STORE LICENSING AGREEMENT made this 20th day of June, 2001 by and between OXTAILS CORP., a Florida corporation, and ACKEEOX CORP., a Florida corporation.

                                    RECITAL:

On October 31, 2000 the parties hereto entered into a Retail Store Licensing Agreement (the "Agreement"), which they now wish to amend in part.

NOW THEREFORE, for value received, the parties hereto hereby agree as follows:

1.       The term "Licensed Territory" is amended to mean the State of Florida.

2.       The balance of the Agreement remains in effect unchanged.

IN WITNESS WHEREOF, the undersigned have executed this instrument as of the date first written above.

                                        OXTAILS CORP.



                                        By: /s/ Jerold H. Kritchman
                                            ------------------------------------
                                            Jerold H. Kritchman, President



                                        ACKEEOX CORP.


                                        By: /s/ Jayme A. Kritchman
                                            ------------------------------------
                                            Jayme A. Kritchman, Vice President